7. Mineral Interests	12 Months Ended
Dec. 31, 2017
Mineral Interests
Mineral Interests

Mineral interest expenditures on projects are considered as exploration and evaluation and their related costs consist of the following:

($000s)	Balance,	Expenditures / Acquisitions	Recoveries	Balance,
	January 1, 2017	2017	2017	December 31, 2017
KSM	233,662	14,899	—	248,561
Courageous Lake	68,702	885	—	69,587
Iskut	19,795	7,311	(1,885)	25,221
Snowstorm	—	13,995	—	13,995
Grassy Mountain	771	—	—	771
	322,930	37,090	(1,885)	358,135

($000s)	Balance,	Expenditures / Acquisitions	Recoveries	Balance,
	January 1, 2016	2016	2016	December 31, 2016
KSM	209,929	23,733	—	233,662
Courageous Lake	68,098	604	—	68,702
Iskut	—	19,795	—	19,795
Grassy Mountain	771	—	—	771
	278,798	44,132	—	322,930

Continued exploration of the Company’s mineral properties is subject to certain lease payments, project holding costs, rental fees and filing fees.

a)	KSM (Kerr-Sulphurets-Mitchell)

In 2001, the Company purchased a 100% interest in contiguous claim blocks in the Skeena Mining Division, British Columbia. The vendor maintains a 1% net smelter royalty interest on the project, subject to maximum aggregate royalty payments of $4.5 million. The Company is obligated to purchase the net smelter royalty interest for the price of $4.5 million in the event that a positive feasibility study demonstrates a 10% or higher internal rate of return after tax and financing costs.

In 2002, the Company optioned the KSM property to Noranda Inc. (which subsequently became Falconbridge Limited and then Xstrata plc.- now Glencore plc) which could earn up to a 65% interest by incurring exploration expenditures and funding the cost of a feasibility study. In April 2006, the Company reacquired the exploration rights to the KSM property from Falconbridge. On closing of the formal agreement in August 2006, the Company issued Falconbridge 200,000 common shares of the Company with a deemed value of $3,140,000 excluding share issue costs. The Company also issued 2 million warrants to purchase common shares of the Company with an exercise price of $13.50 each. The 2,000,000 warrants were exercised in 2007 and proceeds of $27,000,000 were received by the Company.

In July 2009, the Company agreed to acquire various mineral claims immediately adjacent to the KSM property for further exploration and possible mine infrastructure use. The terms of the agreement required the Company to pay $1 million in cash, issue 75,000 shares and pay advance royalties of $100,000 per year for 10 years commencing on closing of the agreement. The property is subject to a 4.5% net smelter royalty from which the advance royalties are deductible. The purchase agreement closed in September 2009, with the payment of $1 million in cash, the issuance of 75,000 shares valued at $2,442,750 and the payment of the first year’s $100,000 advance royalty.

In February 2011, the Company acquired a 100% interest in adjacent mineral claims mainly for mine infrastructure purposes for a cash payment of $675,000, subject to a 2% net smelter returns royalty on these adjacent claims. In 2011 and 2012, the Company completed agreements granting a third party an option to acquire a 2% net smelter royalty on all gold and silver production sales from KSM for a payment equal to the lesser of $160 million or US$200 million. The option is exercisable for a period of 60 days following the announcement of receipt of all material approvals and permits, full project financing and certain other conditions for the KSM Project.

In 2013, the Company applied for $4.4 million of refundable provincial tax credits related to exploration expenditures incurred in 2010 at KSM. The recovery was credited to mineral properties in 2013 and the Company collected the funds during 2014. Similarly, in 2014, the Company applied for $4.1 million of refundable provincial tax credits related to exploration expenditures incurred in 2011 at KSM and the recovery was credited to mineral properties in 2014 and in 2015 the Company collected the funds.

In 2014, approval of an environmental assessment application, submitted to provincial and federal regulators in 2013 was obtained.

In 2015, $18 million of expenditures were incurred on the KSM project as the Company finalized the analysis of the resource update on Deep Kerr and Iron Cap Lower Zone from the 2014 exploration drilling and executed the 2015 exploration and drilling program.

In 2016, the Company charged $23.7 million to mineral interests while completing its 2016 exploration program and completing and filing a National Instrument 43-101 Technical Report that included an updated Preliminary Feasibility Study and a new Preliminary Economic Assessment. Included in the total is $3.6 million in respect of refundable provincial tax credits as described in note 8.

In 2017, the Company incurred $14.9 million of exploration expenditures related to the KSM Project while conducting the 2017 drilling and exploration program.

b)	Courageous Lake

In 2002, the Company purchased a 100% interest in the Courageous Lake gold project from Newmont Canada Limited and Total Resources (Canada) Limited (“the Vendors”) for US$2.5 million. The Courageous Lake gold project consists of mining leases located in Northwest Territories of Canada.

In 2004, an additional property was optioned in the area. Under the terms of the agreement, the Company paid $50,000 on closing and was required to make option payments of $50,000 on each of the first two anniversary dates and subsequently $100,000 per year up to a total of $1,250,000. The Company has made $1,150,000 in payments and will make the final annual payments in 2017. The property may be purchased outright at any time with the accelerated payment of the remaining balance.

In each of 2015 and 2016, the Company incurred $0.6 million of exploration and other costs completing a limited exploration program while the Company continued its primary focus on exploration programs at KSM in 2015 and KSM and Iskut in 2016.

The Company conducted a small geophysical study at Courageous Lake in 2017 and combined with other carrying costs has incurred approximately $0.9 millon of costs.

c)	Iskut

On June 21, 2016, the Company purchased 100% of the common shares of SnipGold Corp. (“SnipGold”) which owns the Iskut Project, located in northwestern British Columbia. On the acquisition date, the Company issued 695,277 common shares, 54,968 stock options and 1,587 warrants with a combined fair value of $13.1 million. The Company also incurred $1.7 million of acquisition costs. Based on the relative fair values of the net assets acquired, $16.4 million was attributed to mineral interests on the the statement of financial position. Since the acquisition date, the Company commenced and substantially completed an exploration program at Iskut spending, approximately $3.4 million on the project. A full description of the allocation of purchase price of SnipGold is contained in note 10. The Company incurred $7.3 million of exploration costs in 2017.

In 2017, the Company entered into an agreement with Colorado Resources Ltd. (“Colorado”) whereby Colorado agreed to purchase SnipGold’s 49% interest in the KSP Project. KSP adjoins the Iskut Project. The transaction resulted in Colorado owning a 100% interest in the KSP Project upon the payment to the Company of $1.0 million in cash, 2,000,000 Colorado common shares, with a fair value of $0.8 million, and a 2% net smelter return (“NSR”) on the property. Half of the NSR can be repurchased at any time for $2.0 million. The Company obtained its interest in the KSP Project as part of its acquisition of SnipGold Corp. in June, 2016. At the time of the SnipGold acquisition, the KSP Project was subject to an exploration earn-in agreement in favour of Colorado as operator. In May, 2017, Colorado earned a 51% interest in KSP with the payment of $0.1 million. The disposition has been recorded as a derecognition of the carrying value of KSP within mineral interests on the consolidated statement of financial position.

d)	Snowstorm

On June 7, 2017, the Company purchased 100% of the common shares of Snowstorm Exploration LLC (“Snowstorm”) which owns the Snowstorm Project, located in northern Nevada. On the acquisition date, the Company issued 700,000 common shares, with a fair value of $14.39 per share and 500,000 common share purchase warrants with a fair value of $6.55 per common share purchase warrant for a combined fair value of $13.3 million. The common share purchase warrants are exercisable for four years at $15.65 per share. In addition the Company has agreed to make a conditional cash payment of US$2.5 million if exploration activities at the Snowstorm Project result in defining a minimum of five million ounces of gold resources compliant with National Instrument 43-101 and a further cash payment of US$5.0 million on the delineation of an additional five million ounces of gold resources. The Company also incurred $1.0 million of acquisition costs. Based on the relative fair values of the net assets acquired, $14 million was added to mineral interests on the statement of financial position. A full description of the allocation of purchase price of Snowstorm is contained in note 10(b).

e)	Other Nevada Projects

In the first quarter of 2017, the Company disposed of its leasehold interest in the Castle Black Rock Project and received 1,500,000 common shares of Columbus Gold Corp., with a fair value of $1.4 million as payment. All historical costs related to the Castle Black Rock Project had been recovered or impaired in prior years and there was no carrying value recorded for the project at the time of receipt of the payment. As such, the fair value of the common shares received has been recorded as a gain on the disposition of mineral interests on the consolidated statement of operations and comprehensive loss.

f)	Grassy Mountain

In 2000, the Company acquired an option on a 100% interest in mineral claims located in Malheur County, Oregon, USA. During 2002, the Company paid US$50,000 in option payments. On December 23, 2002, the agreement was amended and the Company made a further option payment of US$300,000 and in March 2003 acquired the property for a payment of US$600,000.

In April 2011, the Company announced that an agreement had been reached to option the Grassy Mountain Project to Calico Resources Corp. (“Calico”) which was subsequently amended in 2013. In the original agreement, in order to exercise the option, Calico was to issue to the Company (i) two million of its common shares following TSX Venture Exchange approval; (ii) four million of its common shares at the first anniversary, and (iii) eight million of its shares when the project has received the principal mining and environmental permits necessary for the construction and operation of a mine. The Company received the first two million common shares of Calico in 2011 and a value of $740,000 was recorded as a reduction to the carrying value of the mineral properties. In February 2013, the agreement was amended to allow for an accelerated exercise of the option and Calico issued 6,433,000 common shares and 4,567,000 special warrants to acquire a 100% interest in the Grassy Mountain Project. Each special warrant was exercisable to acquire one common share of Calico for no additional consideration. The fair value of the shares and special warrants reduced the carrying value of the mineral properties at the time of receipt of the securities. During 2013 and 2014, the Company elected to convert all of the special warrants into common shares. Following the de-recognition of the Grassy Mountain net assets, in 2013, a value of $771,000 has been retained within mineral properties.

In July 2016 Calico was acquired by Paramount Gold Nevada Corp. (“Paramount”) through a plan of arrangement. In addition to the shares and special warrants received as consideration for the Grassy Mountain Project, after the delivery of a National Instrument 43-101 compliant feasibility study on the project, Paramount must either grant the Company a 10% net profits interest or pay the Company $10 million in cash, at the sole election of the Company.

g)	Other mineral properties

(i) Red Mountain

In 2001, the Company purchased a 100% interest in an array of assets associated with mineral claims in the Skeena Mining Division, British Columbia, together with related project data and drill core, an owned office building and a leased warehouse, various mining equipment on the project site, and a mineral exploration permit which was associated with a cash reclamation deposit of $1 million.

The Company assumed all liabilities associated with the assets acquired, including all environmental liabilities, all ongoing licensing obligations and ongoing leasehold obligations including net smelter royalty obligations on certain mineral claims ranging from 2.0% to 6.5% as well as an annual minimum royalty payment of $50,000.

In 2014, the Company entered into an agreement with IDM Mining (“IDM”) to option the Red Mountain Project. In order to exercise its option, IDM paid the Company $1 million in 2014 and another $1 million in 2015. IDM also issued to the Company 4,955,500 common shares, the fair value of which was $1.5 million, and was recorded in investments on the statement of financial position. IDM is also obligated to spend $7.5 million on the Red Mountain Project over a three year period. At the time of the receipt of the cash and shares mentioned above, there was no carrying value recorded for Red Mountain, as all historical acquisition and exploration costs had been fully recovered through option payments and other recoveries and as such, the $1 million received in 2015 and the combined value of the cash and shares of $2.5 million received in 2014 has been recorded on the statement of operations and comprehensive loss as a gain on the disposition of mineral properties in the respective years.

Upon commencing commercial production IDM must pay the Company an additional $1.5 million and either an additional $4 million or sell to the Company up to 50,000 ounces of gold at a pre-determined price.

In 2017 IDM exercised its option to acquire the Red Mountain Project and the Company derecognized approximately $1.0 million of accrued reclamation liabilities. The Company released a reclamation deposit of $1.0 million into cash and pursuant to purchase agreements, made a third party payment of $0.3 million. The derecognition of the reclamation liability net with the third party payment resulted in a $0.8 million gain on the consolidated statement of operations and comprehensive loss.

(ii) Quartz Mountain

In 2001, the Company purchased a 100% interest in mineral claims in Lake County, Oregon. The vendor retained a 1% net smelter royalty interest on unpatented claims acquired and a 0.5% net smelter royalty interest was granted to an unrelated party as a finder’s fee.

In 2011, subject to an agreement between the Company and Orsa Ventures Corp. (“Orsa”) the Company granted Orsa the exclusive option to earn a 100% interest in the Quartz Mountain gold property and all of Seabridge's undivided 50% beneficial joint venture interest in an adjacent peripheral property. The agreement stipulated that Orsa would pay the Company $0.5 million on or before the fifth day following regulatory approval of the option agreement and make staged payments of $5 million in cash or common shares of Orsa, at the discretion of the Company. In 2013, Alamos Gold Inc. (“Alamos”) acquired Orsa and its option to acquire Quartz Mountain and the Company received the next staged payment of $2 million from Alamos. There is no carrying value recorded for Quartz Mountain as all historical acquisition and exploration costs have been fully recovered through option payments and other recoveries.

Upon the completion of a feasibility study, Alamos must pay the Company $3 million and either an additional $15 million or provide a 2% net smelter return royalty on production at Quartz Mountain, at the option of the Company.